Trust
Fund
Name
Issuer
Date of
Purchase
Aggregate
principal
amount of
purchase
Aggregate
principal
amount of
offering
Purchase
price (net
of fees and
expenses)
Date offering
commenced
Price paid by
each purchaser
of these
securities in
this or any
concurrent
offering
Underwriter
from whom
purchased
Name of Affiliated
Underwriter (as
defined in the Rule
10f-3 procedures)
managing or
participating in
syndicate (attach list
of all members of
syndicate)
Commission,
spread or
profit
SIIT
High
Yield
Bond
JELD-WEN INC
JELWEN 4.625
15DEC25 144A
12/7/2017
395,000,000
400,000,000
100
12/7/2017
100
Wells Fargo
Advisors LLC
(St Louis, MO)
Wells Fargo Advisors
LLC (St Louis, MO)
1.25%
SIIT
High
Yield
Bond
JELD-WEN INC
JELWEN 4.875
15DEC27 144A
12/7/2017
395,000,000
400,000,000
100
12/7/2017
100
Wells Fargo
Advisors LLC
(St Louis, MO)
Wells Fargo Advisors
LLC (St Louis, MO)
1.25%
SIIT
High
Yield
Bond
WHITING
PETROLEUM
CORP WLL
6.625 15JAN26
144A
12/12/2017
987,500,000
1,000,000,000
100
12/12/2017
100
Merrill Lynch,
Pierce, Fenner
And Smith
Merrill Lynch, Pierce,
Fenner And Smith
1.25%
SIIT
Core
Fixed
Income
Fund
SANTANDER
HOLDINGS
USA 3.4 01/18/23
12/11/2017
4,845,000
1,000,000,000
99.729
12/11/2017
99.729
JPMORGAN
Wells Fargo
Securities
0.35%
SIIT
Core
Fixed
Income
Fund
SANTANDER
HOLDINGS
USA 4.4 07/13/27
12/11/2017
690,000
1,050,000,000
102.407
12/11/2017
102.407
JPMORGAN
Wells Fargo
Securities
0.45%
SIIT
High
Yield
Bond
ARAMARK
SERVICES INC
ARMK 5.0
01FEB28 144A
1/10/2018
1,138,040,00
0
1,150,000,000
100
1/10/2018
100
Goldman Sachs
and Co New
York
Goldman Sachs and
Co New York
1.04%
SIIT
High
Yield
Bond
HOLOGIC INC
HOLX 4.375
15OCT25 144A
1/16/2018
346,500,000
350,000,000
100
1/16/2018
100
Goldman Sachs
and Co New
York
Goldman Sachs and
Co New York
1.00%
SIIT
High
Yield
Bond
SPRINT CORP S
7.625 28FEB26
2/20/2018
1,481,250,00
0
1,500,000,000
100
2/20/2018
100
Goldman Sachs
and Co New
York
Goldman Sachs and
Co New York
1.25%
SIIT
High
Yield
Bond
AES CORP/THE
AES 4.0
15MAR21
3/1/2018
495,000,000
500,000,000
100
3/1/2018
100
Morgan Stanley
And Company
LLC
Morgan Stanley And
Company LLC
1.00%
SIIT
High
Yield
Bond
FRONTIER
COMMUNICATI
ONS FTR 8.5
01APR26 144A
3/8/2018
1,584,000,00
0
1,600,000,000
100
3/8/2018
100
Merrill Lynch,
Pierce, Fenner
And Smith
Merrill Lynch, Pierce,
Fenner And Smith
1.00%
SIIT
High
Yield
Bond
AMERICAN
AXLE & MFG
INC AXL 6.25
15MAR26
3/12/2018
394,500,000
400,000,000
100
3/12/2018
100
Citigroup
Global Markets
Inc (Taxable FI
Citigroup Global
Markets Inc (Taxable
FI
1.38%
SIIT
High
Yield
Bond
COTY INC
COTY 6.5
15APR26 144A
3/28/2018
544,500,000
550,000,000
100
3/28/2018
100
Morgan Stanley
And Company
LLC
Morgan Stanley And
Company LLC
1.00%
SIIT
High
Yield
Bond
TARGA
RESOURCES
PARTNERS
NGLS 5.875
15APR26 144A
4/5/2018
992,500,000
1,000,000,000
100
4/5/2018
100
Merrill Lynch,
Pierce, Fenner
And Smith
Merrill Lynch, Pierce,
Fenner And Smith
0.75%
SIIT
High
Yield
Bond
HILTON
DOMESTIC
OPERATIN
HILDOC 0
12/31/26
SER:144A
4/10/2018
1,481,250,00
0
1,500,000,000
100
4/10/2018
100
Merrill Lynch,
Pierce, Fenner
And Smith
Merrill Lynch, Pierce,
Fenner And Smith
1.25%
SIIT
High
Yield
Bond
JB
POINDEXTER &
CO INC JBPOIN
7.125 15APR26
144A
4/12/2018
344,750,000
350,000,000
100
4/12/2018
100
Wells Fargo
Advisors LLC
(St Louis, MO)
Wells Fargo Advisors
LLC (St Louis, MO)
1.50%
SIIT
High
Yield
Bond
NETFLIX INC
NFLX 5.875
15NOV28 144A
4/23/2018
1,885,750,00
0
1,900,000,000
100
4/23/2018
100
Morgan Stanley
And Company
LLC
Morgan Stanley And
Company LLC
0.75%
SIIT
High
Yield
Bond
JAGGED PEAK
ENERGY LLC
JAG 5.875
01MAY26 144A
4/25/2018
490,000,000
500,000,000
100
4/25/2018
100
Wells Fargo
Securities LLC
Wells Fargo
Securities LLC
2.00%
SIIT
High
Yield
Bond
OASIS
PETROLEUM
INC OAS 6.25
01MAY26 144A
4/30/2018
394,400,000
400,000,000
100
4/30/2018
100
Wells Fargo
Securities LLC
Wells Fargo
Securities LLC
1.40%
SIIT
High
Yield
Bond
GLP CAPITAL
LP / FIN II GLPI
5.25 01JUN25
5/7/2018
495,425,000
500,000,000
100
5/7/2018
100
Wells Fargo
Securities LLC
Wells Fargo
Securities LLC
0.92%
SIIT
High
Yield
Bond
GLP CAPITAL
LP / FIN II GLPI
5.75 01JUN28
5/7/2018
495,425,000
500,000,000
100
5/7/2018
100
Wells Fargo
Securities LLC
Wells Fargo
Securities LLC
0.92%
SIIT
High
Yield
Bond
WPX ENERGY
INC WPX 5.75
01JUN26
5/9/2018
493,750,000
500,000,000
100
5/9/2018
100
Citigroup
Global Markets
Inc
Citigroup Global
Markets Inc
1.25%
SIIT
High
Yield
Bond
ALCOA
NEDERLAND
HOLDING AA
6.125 15MAY28
144A
5/14/2018
492,500,000
500,000,000
100
5/14/2018
100
Credit Suisse
Securities
(USA) LLC
Credit Suisse
Securities (USA)
LLC
1.50%
SIIT
High
Yield
Bond
MSCI INC MSCI
5.375 15MAY27
144A
5/15/2018
495,250,000
500,000,000
100
5/15/2018
100
Morgan Stanley
And Company
LLC
Morgan Stanley And
Company LLC
0.95%
SIIT
High
Yield
Bond
VALEANT
PHARMACEUTI
CALS VRXCN
8.5 31JAN27
144A
5/17/2018
741,525,000
750,000,000
100
5/17/2018
100
Goldman Sachs
and Co New
York
Goldman Sachs and
Co New York
1.13%
SIIT
High
Yield
Bond
EP
ENER/EVEREST
ACQ FIN
EPENEG 7.75
15MAY26 144A
5/18/2018
987,500,000
1,000,000,000
100
5/18/2018
100
Credit Suisse
Securities
(USA) LLC
Credit Suisse
Securities (USA)
LLC
1.25%
SIIT
Core
Fixed
Income
Fund
CHARTER
COMM OPT
LLC/CAP 5.375
04/01/38
4/3/2018
220,000
800,000,000
98.846
4/3/2018
98.846
DEUTSCHE
BANK
Wells Fargo
Securities
0.62%
SIIT
Core
Fixed
Income
Fund
CHARTER
COMM OPT
LLC/CAP 5.75
04/01/48
4/3/2018
610,000
1,700,000,000
99.706
4/3/2018
99.706
DEUTSCHE
BANK
Wells Fargo
Securities
0.62%
SIIT
Core
Fixed
Income
Fund
GENERAL
MILLS INC 3.2
4/16/21
4/3/2018
1,225,000
600,000,000
99.986
4/3/2018
99.986
GOLDMAN
SACHS
Wells Fargo
Securities
0.20%
SIIT
Core
Fixed
Income
Fund
GENERAL
MILLS INC 3.7
10/17/23
4/3/2018
1,635,000
850,000,000
99.783
4/3/2018
99.783
GOLDMAN
SACHS
Wells Fargo
Securities
0.35%
SIIT
Core
Fixed
Income
Fund
GENERAL
MILLS INC 4
4/17/25
4/3/2018
1,225,000
800,000,000
99.903
4/3/2018
99.903
GOLDMAN
SACHS
Wells Fargo
Securities
0.40%
SIIT
Core
Fixed
Income
Fund
GENERAL
MILLS INC 4.2
4/17/28
4/3/2018
2,041,000
1,400,000,000
99.798
4/3/2018
99.798
GOLDMAN
SACHS
Wells Fargo
Securities
0.45%
SIIT
Core
Fixed
Income
Fund
GENERAL
MILLS INC 4.55
4/17/38
4/3/2018
325,000
500,000,000
99.844
4/3/2018
99.844
GOLDMAN
SACHS
Wells Fargo
Securities
0.88%
SIIT
Core
Fixed
Income
Fund
GENERAL
MILLS INC 4.7
4/17/48
4/3/2018
735,000
650,000,000
99.808
4/3/2018
99.808
GOLDMAN
SACHS
Wells Fargo
Securities
0.88%
SIIT
Core
Fixed
Income
Fund
WOART 2018-B
A3 2018-B A3
4/4/2018
847,000
272,800,000
99.99
4/4/2018
99.99
BARCLAYS
Wells Fargo
Securities
0.25%
SIIT
Core
Fixed
Income
Fund
BMW US
CAPITAL LLC
3.1 4/12/21
4/5/2018
1,637,000
1,000,000,000
99.94
4/5/2018
99.94
CITIGROUP
Wells Fargo
Securities
0.20%
SIIT
Core
Fixed
Income
Fund
BMW US
CAPITAL LLC
3.45 4/12/23
4/5/2018
1,637,000
1,000,000,000
99.927
4/5/2018
99.927
CITIGROUP
Wells Fargo
Securities
0.30%
SIIT
Core
Fixed
Income
Fund
BMW US
CAPITAL LLC
3.75 4/12/28
4/5/2018
2,455,000
750,000,000
99.917
4/5/2018
99.917
CITIGROUP
Wells Fargo
Securities
0.40%
SIIT
Core
Fixed
Income
Fund
SALESFORCE.C
OM INC 3.25
4/11/23
4/5/2018
1,635,000
1,000,000,000
99.94
4/5/2018
99.94
BANK OF
AMERICA
Wells Fargo
Securities
0.55%
SIIT
Core
Fixed
Income
Fund
SALESFORCE.C
OM INC 3.7
4/11/28
4/5/2018
2,045,000
1,500,000,000
99.975
4/5/2018
99.975
BANK OF
AMERICA
Wells Fargo
Securities
0.60%
SIIT
Core
Fixed
Income
Fund
DOLLAR TREE
INC 3.7 5/15/23
4/5/2018
1,227,000
1,000,000,000
99.814
4/5/2018
99.814
BANK OF
AMERICA
Wells Fargo
Securities
0.60%
SIIT
Core
Fixed
Income
Fund
DOLLAR TREE
INC 4.2 5/15/28
4/5/2018
2,046,000
1,250,000,000
99.736
4/5/2018
99.736
JPMORGAN
Wells Fargo
Securities
0.65%
SIIT
Core
Fixed
Income
Fund
DELTA AIR
LINES INC 3.8
04/19/23
4/16/2018
2,640,000
500,000,000
99.869
4/16/2018
99.869
MORGAN
STANLEY
Wells Fargo
Securities
0.60%
SIIT
Core
Fixed
Income
Fund
DELTA AIR
LINES INC 4.375
04/19/28
4/16/2018
1,850,000
500,000,000
99.96
4/16/2018
99.96
BNP PARIBAS
Wells Fargo
Securities
0.65%
SIIT
Core
Fixed
Income
Fund
SLMA 2004-10
A7A 2.4952
4/20/2018
3,431,000
250,000,000
100
4/20/2018
100
BANK OF
AMERICA
Wells Fargo
Securities
0.20%
SIIT
Core
Fixed
Income
Fund
TRANSCANAD
A PIPELINES
4.25 05/15/28
5/3/2018
2,080,000
1,000,000,000
99.611
5/3/2018
99.611
JPMORGAN
Wells Fargo
Securities
0.65%
SIIT
Core
Fixed
Income
Fund
TRANSCANAD
A PIPELINES
4.75 05/15/38
5/3/2018
1,500,000
500,000,000
99.628
5/3/2018
99.628
JPMORGAN
Wells Fargo
Securities
0.88%
SIIT
Core
Fixed
Income
Fund
TRANSCANAD
A PIPELINES
4.875 05/15/48
5/3/2018
1,415,000
1,000,000,000
99.157
5/3/2018
99.157
JPMORGAN
Wells Fargo
Securities
0.88%
SIIT
Core
Fixed
Income
Fund
ENABLE
MIDSTREAM
PARTNER 4.95
05/15/28
5/7/2018
1,460,000
800,000,000
99.197
5/7/2018
99.197
BANK OF
AMERICA
Wells Fargo
Securities
0.65%
SIIT
Core
Fixed
Income
Fund
KELLOGG CO
3.25 5/14/21
5/7/2018
1,250,000
400,000,000
99.912
5/7/2018
99.912
CITIGROUP
Wells Fargo
Securities
0.25%
SIIT
Core
Fixed
Income
Fund
GENERAL
DYNAMICS
CORP 2.875
05/11/20
5/8/2018
4,180,000
2,000,000,000
99.646
5/8/2018
99.646
BANK OF
AMERICA
Wells Fargo
Securities
0.20%
SIIT
Core
Fixed
Income
Fund
GENERAL
DYNAMICS
CORP 3 05/11/21
5/8/2018
3,345,000
2,000,000,000
99.305
5/8/2018
99.305
BANK OF
AMERICA
Wells Fargo
Securities
0.25%
SIIT
Core
Fixed
Income
Fund
GENERAL
DYNAMICS
CORP 3.375
05/15/23
5/8/2018
2,090,000
750,000,000
99.616
5/8/2018
99.616
RBC
Wells Fargo
Securities
0.35%
SIIT
Core
Fixed
Income
Fund
HSBC
HOLDINGS PLC
3.95 05/18/24
5/10/2018
2,901,000
2,000,000,000
100
5/10/2018
100
HSBC
Wells Fargo
Securities
0.30%
SIIT
Core
Fixed
Income
Fund
CANADIAN
PACIFIC
RAILWAY 4
06/01/28
5/14/2018
1,250,000
500,000,000
99.908
5/14/2018
99.908
MORGAN
STANLEY
Wells Fargo
Securities
0.65%
SIIT
Core
Fixed
Income
Fund
MAPLE
ESCROW SUB
3.551 5/25/21
5/14/2018
3,331,000
1,750,000,000
100
5/14/2018
100
GOLDMAN
SACHS
Wells Fargo
Securities
0.30%
SIIT
Core
Fixed
Income
Fund
MAPLE
ESCROW SUB
4.057 5/25/23
5/14/2018
4,182,000
2,000,000,000
100
5/14/2018
100
BANK OF
AMERICA
Wells Fargo
Securities
0.45%
SIIT
Core
Fixed
Income
Fund
MAPLE
ESCROW SUB
4.597 5/25/28
5/14/2018
1,832,000
2,000,000,000
100
5/14/2018
100
GOLDMAN
SACHS
Wells Fargo
Securities
0.65%
SIIT
Core
Fixed
Income
Fund
MAPLE
ESCROW SUB
5.085 5/25/48
5/14/2018
1,457,000
750,000,000
100
5/14/2018
100
JPMORGAN
Wells Fargo
Securities
0.88%
SIIT
Core
Fixed
Income
Fund
SYNCT 2018-2
A 2018-2 A
5/22/2018
4,587,000
600,000,000
99.9691619
9
5/22/2018
99.96916199
SOCIETE
GENERALE
Wells Fargo
Securities
0.30%